UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/30/2005

STAKTEK HOLDINGS, INC
(Exact name of registrant as specified in its charter)

Commission File Number:  333-110806

DE	56-2354935
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8900 Shoal Creek Boulevard, Suite 125, Austin, TX 78757
(Address of principal executive offices, including zip code)

512-454-9531
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 30, 2005, Staktek Holdings, Inc. announced that Morton L. Topfer retired from its Board of Directors, effective immediately. There was no disagreement between Mr. Topfer and the Company at the time of his retirement.

Item 9.01.    Financial Statements and Exhibits

Press Release issued December 30, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAKTEK HOLDINGS, INC

Date: December 30, 2005	By:	/s/ Stephanie Lucie
Stephanie Lucie
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release